                     SECOND AMENDMENT TO CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of October 31, 2001, between CARREKER CORPORATION, a Delaware corporation ("BORROWER"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "LENDERS"), and J.P. MORGAN CHASE BANK (formerly known as The Chase Manhattan
Bank), individually as a Lender and Issuing Bank and as Administrative Agent (in such capacity, together with its successors and assigns, "ADMINISTRATIVE AGENT"), and COMPASS BANK, as Syndication Agent.

                                R E C I T A L S

    A. Borrower, Administrative Agent, Syndication Agent, and Lenders are parties to the Credit Agreement, dated June 6, 2001 (as renewed, extended, modified, and amended from time to time, the "CREDIT AGREEMENT"), providing for a line of credit and a letter of credit facility to Borrower by the Lenders therein.

    B. Borrower has requested an amendment to the Credit Agreement to, among other things, reset certain financial covenants, other covenants, and pricing levels.

    C. Borrower, the Administrative Agent, the Syndication Agent, and Required Lenders now desire to amend the Credit Agreement as requested by Borrower.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, Syndication Agent, and Required Lenders agree as follows:

    1. TERMS AND REFERENCES. Unless otherwise stated in this document (a) terms defined in the Credit Agreement have the same meanings when used in this document and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

    2.  AMENDMENTS.  The Credit Agreement is hereby amended as follows:

    (a) The following definitions in SECTION 1.01 are entirely amended as follows

        "APPLICABLE MARGIN" MEANS:

        (i) ON ANY DATE OF DETERMINATION BEGINNING OCTOBER 31, 2001, THROUGH THE DATE THAT A COMPLIANCE CERTIFICATE IS DELIVERED HEREUNDER FOLLOWING THE FISCAL QUARTER ENDING JULY 31, 2002, 2.00% IN THE CASE OF ABR LOANS, 3.50% IN THE CASE OF EURODOLLAR LOANS, AND 0.50% IN THE CASE OF COMMITMENT FEES; AND

        (ii) ON ANY DATE OF DETERMINATION OCCURRING ON AND AFTER THE DATE THAT
    A COMPLIANCE CERTIFICATE HAS BEEN DELIVERED HEREUNDER FOR THE FISCAL QUARTER ENDING JULY 31, 2002, THE PERCENTAGE PER ANNUM SET FORTH IN THE TABLE BELOW FOR ABR LOANS, EURODOLLAR LOANS, AND COMMITMENT FEES (AS THE CASE MAY BE) THAT CORRESPONDS TO THE LEVERAGE RATIO AT SUCH DATE OF DETERMINATION, AS CALCULATED ON THE QUARTERLY COMPLIANCE CERTIFICATE OF BORROWER MOST RECENTLY DELIVERED PURSUANT TO SECTION 6.01(c) HEREOF:

    ================================================================================
                                                  APPLICABLE MARGIN (PER ANNUM)
                                          ------------------------------------------
             LEVERAGE RATIO               ABR Loans      Eurodollar      Commitment
                                                            Loans           Fees
    ================================================================================
    Less than or equal to 0.50
                                             0.50%          2.00%           0.375%
    --------------------------------------------------------------------------------
    Greater than 0.5 but less than
    or equal to 1.0                          0.75%          2.25%           0.50%
    --------------------------------------------------------------------------------
    Greater than 1.0 but less than
    or equal to 1.5                          1.00%          2.50%           0.50%
    --------------------------------------------------------------------------------
    Greater than 1.5 but less than
    or equal to 2.0                          1.25%          2.75%           0.50%
    ================================================================================

        "EBITDA" MEANS, AS TO ANY PERSON FOR ANY PERIOD, WITHOUT DUPLICATION, THE AMOUNT EQUAL TO THE FOLLOWING CALCULATED FOR THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES ON A CONSOLIDATED BASIS: NET INCOME (EXCLUDING ANY EXTRAORDINARY GAINS OR LOSSES) DETERMINED IN ACCORDANCE WITH GAAP, PLUS TO THE EXTENT DEDUCTED FROM NET INCOME, INTEREST EXPENSE, INCOME TAX EXPENSES, DEPRECIATION, AND AMORTIZATION, PLUS WITH RESPECT TO BORROWER, RESTRUCTURING AND OTHER ONE-TIME CHARGES RELATING TO THE ACQUISITION OF THE TARGET NOT TO EXCEED $18,500,000.

    (b) SECTION 1.01 is amended to add the following definitions:

            "AGGREGATE REVOLVING CREDIT EXPOSURE" MEANS, ON ANY DATE OF DETERMINATION, THE SUM OF EACH LENDER'S REVOLVING CREDIT EXPOSURE.

            "AVAILABLE AMOUNT" MEANS ON ANY DATE OF DETERMINATION, THE LESSER OF (i) THE DIFFERENCE OF THE AGGREGATE AMOUNT OF ALL LENDERS' COMMITMENTS MINUS THE AGGREGATE REVOLVING CREDIT EXPOSURE, (ii) THE DIFFERENCE OF THE BORROWING BASE MINUS THE AGGREGATE REVOLVING CREDIT EXPOSURE AND (iii) UNTIL SUCH TIME AS DELIVERY OF THE COMPLIANCE CERTIFICATE FOR THE FISCAL QUARTER ENDING JANUARY 31, 2002, HAS OCCURRED, $45,000,000. ON AND AFTER SUCH DATE THAT THE LEVERAGE RATIO IS LESS THAN 2.00 TO 1.00 (AS CALCULATED WITHOUT GIVING EFFECT TO THE SPECIAL ANNUALIZED DEFINITION OF EBITDA SET FORTH IN SECTION 7.09(b)), THE AVAILABLE AMOUNT SHALL BE AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT OF ALL LENDERS' COMMITMENTS MINUS THE AGGREGATE REVOLVING CREDIT EXPOSURE."

            "BORROWING BASE" MEANS, ON ANY DATE OF DETERMINATION, AN AMOUNT EQUAL TO THE SUM OF 90% OF (i) ELIGIBLE RECEIVABLES PLUS (ii) 100% OF ALL RECEIVABLES THAT HAVE NOT BEEN INVOICED BY BORROWER.

            "BORROWING BASE CERTIFICATE" MEANS A CERTIFICATE IN THE FORM OF EXHIBIT "I", WITH APPROPRIATE COMPLETIONS.

            "ELIGIBLE RECEIVABLES" MEANS, SUBJECT TO THE NEXT SENTENCE, ONLY RECEIVABLES ARISING OUT OF BONA FIDE SALES MADE BY BORROWER OR ANY DOMESTIC SUBSIDIARY IN THE ORDINARY COURSE OF BUSINESS, TO THE EXTENT THAT THE RECEIVABLES ARE NOT IN DISPUTE AND UNLESS DEEMED INELIGIBLE BY A GOOD FAITH REASONABLE DETERMINATION BY ADMINISTRATIVE AGENT. NO RECEIVABLE SHALL BE AN ELIGIBLE RECEIVABLE IF SUCH RECEIVABLE IS MORE THAN NINETY (90) DAYS HAS PASSED FROM THE DUE DATE OF THE ORIGINAL INVOICE.

    (c) SECTION 2.01 is amended in its entirety as follows:

            SECTION 2.01 COMMITMENTS. (a) SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, EACH LENDER AGREES TO MAKE LOANS TO THE BORROWER FROM TIME TO TIME DURING THE AVAILABILITY PERIOD IN AN AGGREGATE PRINCIPAL AMOUNT THAT WILL NOT RESULT IN (i) SUCH LENDER'S REVOLVING CREDIT EXPOSURE EXCEEDING SUCH LENDER'S COMMITMENT, (ii) THE AMOUNT OF ANY REQUESTED LOAN EXCEEDING THE AVAILABLE AMOUNT, OR (iii) THE AGGREGATE REVOLVING CREDIT EXPOSURE EXCEEDING THE AGGREGATE AMOUNT OF ALL LENDERS' COMMITMENTS. WITHIN THE FOREGOING LIMITS AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, THE BORROWER MAY BORROW, PREPAY AND REBORROW LOANS.

    (d) SECTION 2.08(c) is renumbered as 2.08(d). SECTION 2.08(b) is amended in its entirety and a new SECTION 2.08(c) is added as follows:

            (b) Notwithstanding provisions regarding minimum prepayment amounts to the contrary, the Borrower shall, from time to time, upon demand of the Administrative Agent, prepay the Loans in such amounts as shall be necessary so that at all times the Aggregate Revolving Credit Exposure is equal to or less than the aggregate amount of all Lenders' Commitments.

            (c) Notwithstanding anything contained herein to the contrary regarding minimum prepayment amounts, if at such time that Borrower delivers its Borrowing Base Certificate to Administrative Agent, the Aggregate Revolving Credit Exposure exceeds the Borrowing Base, then Borrower shall immediately prepay the Loans by an amount equal to the excess.

    (e) SECTION 6.01(c) is amended to remove the reference to SECTION 7.09(b).

    (f) SECTION 6.01 is amended to add a new SUBSECTION 6.01(d) following SUBSECTION (c), as follows, and to designate the existing SUBSECTIONS (d) through (h) accordingly as SUBSECTIONS (e) through (i):

            (d) UNTIL SUCH TIME THAT THE LEVERAGE RATIO IS LESS THAN 2.00 TO
        1.00 (AS CALCULATED WITHOUT GIVING EFFECT TO THE SPECIAL ANNUALIZED DEFINITION OF EBITDA SET FORTH IN SECTION 7.09(b)) (THE "BORROWING BASE PERIOD"), WITHIN 30 DAYS AFTER THE END OF EACH CALENDAR MONTH, (i) A BORROWING BASE CERTIFICATE, EXECUTED BY A FINANCIAL OFFICER OF BORROWER;
        (ii) BEGINNING DECEMBER 30, 2001, A RECEIVABLES AGING SUMMARY REPORT IN THE FORM ACCEPTABLE TO ADMINISTRATIVE AGENT, EXECUTED BY A FINANCIAL OFFICER OF BORROWER, AND, AT ADMINISTRATIVE AGENT'S FURTHER REQUEST, LISTING RECEIVABLES BY THE ACCOUNT DEBTOR, THE AGE OF THE RECEIVABLES, THE AMOUNT OF THE RECEIVABLES AND THE ADDRESS OF THE ACCOUNT DEBTOR;
        AND (iii) A CERTIFICATE OF A FINANCIAL OFFICER OF BORROWER SETTING FORTH REASONABLY DETAILED CALCULATIONS DEMONSTRATING COMPLIANCE WITH SECTION 7.09(b) AND CERTIFYING AS TO THOSE FACTS SET FORTH IN SECTION 6.01(c)(i) AND (c)(iii) ABOVE AS TO SUCH CALCULATION. AFTER THE BORROWING BASE PERIOD HAS EXPIRED, BORROWER SHALL DEMONSTRATE COMPLIANCE WITH
        SECTION 7.09(b) IN THE SAME MANNER AS PROVIDED IN SECTION 6.01(c) FOR THE OTHER FINANCIAL COVENANTS.

    (g) SECTION 7.04(e) is amended in its entirety as follows:

            (e) ON AND AFTER SUCH DATE THAT BORROWER HAS DEMONSTRATED THAT
        THE LEVERAGE RATIO IS LESS THAN 2:00 TO 1:00 (AS CALCULATED WITHOUT GIVING EFFECT TO THE SPECIAL ANNUALIZED DEFINITION OF EBITDA SET FORTH IN SECTION 7.09(b)), PERMITTED ACQUISITIONS, PROVIDED THAT THE AGGREGATE AMOUNT OF CONSIDERATION PAID IN WHATEVER FORM (CASH, SECURITIES, OR OTHER

        PROPERTY) FOR ALL SUCH PERMITTED ACQUISITIONS DOES NOT EXCEED IN THE AGGREGATE $15,000,000 DURING THE TERM OF THIS AGREEMENT; AT ALL TIMES PRIOR TO COMPLIANCE WITH SUCH LEVERAGE RATIO, PERMITTED ACQUISITIONS WILL REQUIRE THE CONSENT OF REQUIRED LENDERS;

    (h) SECTION 7.09 is deleted in its entirety and amended as follows:

        SECTION 7.09 FINANCIAL COVENANTS.

        (a) FOR THE FISCAL QUARTER ENDING OCTOBER 31, 2001, THERE WILL BE NO INTEREST COVERAGE RATIO TEST. THEREAFTER, BORROWER WILL NOT PERMIT THE INTEREST COVERAGE RATIO TO BE LESS THAN 5.00 TO 1.00 FOR EACH ROLLING PERIOD, COMMENCING WITH THE ROLLING PERIOD ENDING JANUARY 31, 2002.

        (b) THE BORROWER WILL NOT PERMIT THE LEVERAGE RATIO TO BE GREATER
    THAN THE LEVELS SET FORTH IN THE CHART BELOW FOR THE CORRESPONDING ROLLING
    PERIOD:

    ===============================================================================
      Quarter Ended                                       Leverage Ratio
    ===============================================================================
       October 31, 2001                                  No Leverage Test
    -------------------------------------------------------------------------------
       January 31, 2002                                    2.25 to 1.00
    -------------------------------------------------------------------------------
        April 30, 2002                                     2.25 to 1.00
    -------------------------------------------------------------------------------
        July 31, 2002                                      2.25 to 1.00
    -------------------------------------------------------------------------------
    October 31, 2002 and
    all times thereafter                                   2.00 to 1.00
    ===============================================================================

    FOR THE PURPOSES OF CALCULATING EBITDA FOR BORROWER AND ITS CONSOLIDATED SUBSIDIARIES ON A CONSOLIDATED BASIS FOR ANY ROLLING PERIOD FOR USE IN THIS FINANCIAL COVENANT SET FORTH IN SECTION 7.09(b), EBITDA MEANS (a) ON ANY DATE OF DETERMINATION AFTER JANUARY 31, 2002 THROUGH (BUT NOT INCLUDING) APRIL 30, 2002, EBITDA FOR THE FISCAL QUARTER ENDING JANUARY 31, 2002, MULTIPLIED BY FOUR; (b) ON ANY DATE OF DETERMINATION ON AND AFTER APRIL 30, 2002 THROUGH (BUT NOT INCLUDING) JULY 31, 2002, EBITDA FOR THE TWO FISCAL QUARTERS ENDING APRIL 30, 2002, MULTIPLIED BY TWO; (c) ON ANY DATE OF DETERMINATION ON AND AFTER JULY 31, 2002 THROUGH (BUT NOT INCLUDING)
    OCTOBER 31, 2002, EBITDA FOR THE THREE FISCAL QUARTERS ENDING JULY 31, 2002, MULTIPLIED BY 4/3; AND (d) AT ALL TIMES ON AND AFTER OCTOBER 31, 2002, EBITDA WILL BE CALCULATED FOR EACH ROLLING PERIOD.

        (c) THE BORROWER WILL NOT PERMIT THE RATIO OF (i) THE SUM OF 80%
    OF RECEIVABLES OF BORROWER AND ITS CONSOLIDATED SUBSIDIARIES PLUS CASH OF BORROWER AND ITS CONSOLIDATED SUBSIDIARIES PLUS SHORT TERM INVESTMENTS OF BORROWER AND ITS CONSOLIDATED SUBSIDIARIES, ON A CONSOLIDATED BASIS, DIVIDED BY (ii) FUNDED DEBT OF BORROWER AND ITS CONSOLIDATED SUBSIDIARIES ON A CONSOLIDATED BASIS, TO BE LESS THAN 1.30 AT ANY TIME.

    (i) A new EXHIBIT I is added in the form of the attached EXHIBIT I.

    3. EXTENSION AND WAIVER. Required Lenders waive any Default or Event of Default resulting from Borrower's failure to deliver executed Deposit Account Control Agreements and the pledge of 65% of the Equity of Check Solutions International B.V., as required to be delivered within 30 days of Closing by that certain Letter Agreement dated June 6, 2001, and hereby extend such delivery deadline until January 31, 2001. Except as expressly stated, this Paragraph is not a waiver of any other existing or future Defaults or Events of Default or a waiver of Administrative Agent's or any Lender's Rights to insist upon compliance by all relevant parties with each Loan Document.

    4. AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

    (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

    (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

    5. CONDITIONS PRECEDENT. Notwithstanding any contrary provision herein, the amendments described in PARAGRAPH 2 above are not effective unless and until:

    (a) the representations and warranties in this Amendment, the Credit Agreement, and all other Loan Documents are true and correct in all material respects;

    (b) Administrative Agent shall have received counterparts of this Amendment executed by Borrower and all Lenders on the signature page or pages of this document;

    (c) Administrative Agent shall have received evidence of Release of Tax Lien; and

    (d) Payment by Borrower of all costs, fees, and expenses of Administrative Agent, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel.

    6. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to the Administrative Agent for the benefit of the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

    7. REPRESENTATIONS. Borrower represents and warrants to the Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower;
(b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or other similar laws affecting creditors' rights generally, and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of its certificate of incorporation, bylaws, or order of any Governmental Authority, or material agreements to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default exists.

    8. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed, and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW].

           SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT,
                        Dated as of October 31, 2001
               amending Credit Agreement, dated June 6, 2001,
              by and among Carreker Corporation, as Borrower,
              J.P. Morgan Chase Bank, as Administrative Agent,
               and the Lenders named on Schedule 2.01 thereto


                                       CARREKER CORPORATION

                                       By: /s/ John D. Carreker, Jr.
                                          -------------------------------------
                                           John D. Carreker, Jr.
                                           Chief Executive Officer


                                       J.P. MORGAN CHASE BANK, individually as a
                                       Lender and Issuing Bank and as
                                       Administrative Agent

                                       By: /s/ Mae Reeves
                                          -------------------------------------
                                           Mae Reeves
                                           Vice President


                                       COMPASS BANK,
                                       Individually as a Lender
                                       and as Syndication Agent

                                       By: /s/ R. Bruce Frey
                                          -------------------------------------
                                           R. Bruce Frey
                                           Vice President


           SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

           SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT,
                       Dated as of October 31, 2001
               amending Credit Agreement, dated June 6, 2001,
              by and among Carreker Corporation, as Borrower,
             J.P. Morgan Chase Bank, as Administrative Agent,
              and the Lenders named on Schedule 2.01 thereto


                                       FIRSTAR BANK, N.A.

                                       By: /s/ Gregory L. Dryden
                                          -------------------------------------
                                           Name: Gregory L. Dryden
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                       WELLS FARGO BANK TEXAS,
                                       NATIONAL ASSOCIATION

                                       By:
                                          -------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------






















             SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

                            CONSENT OF GUARANTOR

    To induce Lenders to enter into this Amendment, the undersigned (a) consents and agrees to execution and delivery of the Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) that any liens and security interests in any collateral created under the Loan Documents secure, among other indebtedness, Borrower's obligations under the Credit Agreement, as amended by the Amendment, (d) all liabilities and obligations guaranteed by the undersigned pursuant to any guaranty executed by the undersigned include, without limitation, the indebtedness evidenced by the Credit Agreement, as amended by the Amendment, (e) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, (f) represents and warrants to Administrative Agent and the Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, and Liens are reasonably worth at least as much as the liability and obligation of the undersigned thereunder, (ii) the liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is and after giving effect to those guaranties, assurances, Liens, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), will be solvent, and (g) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Lenders and their successors and permitted assigns.

    Executed effective as of October 31, 2001.

                                       CARREKER CHECK SOLUTIONS, LLC,
                                       A Delaware limited liability company


                                       By: /s/ John D. Carreker, Jr.
                                          --------------------------------------
                                           John D. Carreker, Jr.
                                           President and Chief Executive Officer



                                                            CONSENT OF GUARANTOR

                                   EXHIBIT I

                          BORROWING BASE CERTIFICATE
                            (Carreker Corporation)

                                     AS OF
                                   _________

1.     Total Invoiced Receivables                                         $___________

2.     Plus Unbilled Receivables                                          $___________

3.     Less: Amounts 90 Days Past Due (without duplication)               ($__________)

4.     Net Eligible Receivables                                           $___________

5.     Advance Rate                                                            90%

6.     Borrowing Base (#4 x #5):                                          $___________

16.     Less: Aggregate Revolving Credit Exposure                         ($__________)

17.     AVAILABLE AMOUNT1:                                                $___________

    Borrower certifies that the computation of the Borrowing Base set forth above complies with and has been prepared from the books of account and records of the Loan Parties in accordance with GAAP and represents fairly and accurately the status of the Borrower's and its Subsidiaries' accounts as of the date stated above.

CARREKER CORPORATION
a Delaware corporation


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------
















----------------
1 Not to exceed $45,000,000 at any time prior to delivery by Borrower of the Compliance Certificate for the Fiscal Quarter ending January 31, 2002.

                                                                       EXHIBIT I